Prospectus for MainStay VP Large Cap Growth Portfolio	May 1, 2011

as supplemented November 4, 2011

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MainStay VP Large Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fee[1]	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.81%

1. The management fee is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 83	$ 259	$ 450	$ 1,002
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, Inc., the Portfolio's Subadvisor, invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

Investment Process: The Portfolio invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings growth with management focused on shareholder value.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm's competitive advantages; and, attractive, and preferably rising, returns on invested capital.

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it will sell some or all of its position in a stock when a stock becomes fully valued or a position exceeds 5% of the Portfolio, and/or the fundamental business prospects are deteriorating.

MainStay VP Large Cap Growth Portfolio

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Portfolio's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Portfolio's Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. These risks may be greater in emerging market countries than in more developed countries.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio’s average annual total returns for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2001-2010)

Best Quarter
4Q/01	17.96%
Worst Quarter
4Q/08	-22.96%

MainStay VP Large Cap Growth Portfolio

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Initial Class	16.18%	5.32%	0.13%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)	16.71%	3.75%	0.02%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%
Management

New York Life Investments serves as the Portfolio's Manager. Winslow Capital Management, Inc. serves as the Portfolio's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Winslow Capital Management, Inc.	Clark J. Winslow, Chief Executive Officer & Chief Investment Officer	Since 2005
	Justin H. Kelly, Senior Managing Director	Since 2005
	R. Bart Wear, Senior Managing Director	Since 2005
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premiums and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker-Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/ dealers, or other intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" on page 13 of this Prospectus.

More About Investment Strategies and Risks

Information about the Portfolio's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Portfolio.

Additional information about the investment practices of the Portfolio and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts ("ADRs")

The Portfolio may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Derivative Transactions

The Portfolio may enter into derivative transactions, or "derivatives," which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of the Portfolio is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Portfolio could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Portfolio may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. As an investment company registered with the Securities and Exchange Commission ("SEC"), the Portfolio must maintain reserves of liquid assets to "cover" obligations with respect to certain kinds of derivative instruments.

Equity Securities

The Portfolio may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on the stock exchanges, such as the New York Stock Exchange (the “Exchange”), NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

•  common stocks;

•  preferred stocks;

•  ADRs; and

•  real estate investment trusts ("REITS").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

More About Investment Strategies and Risks

Exchange Traded Funds (“ETFs”)

To the extent the Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of ETFs. ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Portfolio may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio .

The Portfolio can invest its net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt instruments are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Portfolio will invest in will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio’s assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

The Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, the Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolio also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

The Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities. The Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with the Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")

To the extent the Portfolio may invest in foreign securities, the Portfolio may invest in GDRs and EDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

More About Investment Strategies and Risks

Growth Securities

The Portfolio may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth securities is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth securities also typically lack the dividend yield that can cushion stock prices in market downturns.

Illiquid and Restricted Securities

The Portfolio may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell.

Securities and other investments purchased by the Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Portfolio's investments become illiquid, the Portfolio may exceed its limit on illiquid instruments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument where the Portfolio would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio's NAV. For more information on fair valuation, please see "Fair Valuation, Market Timing, Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans, and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®,""S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. The MainStay VP S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Initial Public Offerings ("IPOs")

The Portfolio may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Portfolio cannot predict whether investments in IPOs will be successful. As the Portfolio grows in size, the positive effect of IPO investments on the Portfolio may decrease.

Investment Policies and Objectives

In accordance with Rule 35d-1 under the 1940 Act, the Portfolio has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Portfolio’s Principal Investment Strategies section. This requirement is applied at the time the Portfolio invests its assets. If, subsequent to an investment by the Portfolio, this requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The MainStay Group of Funds has adopted a policy to provide the Portfolio's shareholders with at least 60 days' prior notice of any changes in the Portfolio’s non-fundamental policy. For additional information, please see the SAI.

When the discussion states the Portfolio invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Portfolio will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, the Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

Unless otherwise stated, the Portfolio “looks through” its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or process. See “Exchange Traded Funds” above.

More About Investment Strategies and Risks

Large Transaction Risks

From time to time, the Portfolio may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Portfolio's performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio's transaction costs. The Portfolio has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, the Portfolio may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the the Portfolio's Boards. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisor, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

NAV Will Fluctuate

The value of Portfolio shares, also known as the NAV, generally fluctuates based on the value of the Portfolio's holdings.

Not Insured—You Could Lose Money

Before considering an investment in the Portfolio, you should understand that you could lose money.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option. If the Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Portfolio does during the year. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio).

Real Estate Investment Trusts ("REITs")

The Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Rights and Warrants

To the extent that the Portfolio invests in equity securities, the Portfolio may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease the Portfolio’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Portfolio's portfolio of investments. For example, to gain exposure to a particular market, the Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

More About Investment Strategies and Risks

Short Sales

If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and may borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio’s custodian to cover the Portfolio's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Swap Agreements

The Portfolio may enter into interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the Portfolio's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. For example, credit default swaps can result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Portfolio would lose the value of the security it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such circumstances, the Portfolio may invest without limit in cash or money market securities and other investments.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to the Portfolio at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Portfolio to purchase the securities. The Portfolio will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

The Fund and its Management

Who Runs the Portfolios' Day-to-Day Business?

The Board of Trustees of MainStay VP Funds Trust (the "Fund") oversees the actions of the Manager and the Subadvisor and decides on general policies governing the operations of the Portfolio. The Board of Trustees (the "Board") also oversees the Portfolio's officers, who conduct and supervise the daily business of the Portfolio.

Effective April 29, 2011, the Portfolio, formerly a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding shell series of the Fund, a newly organized Delaware statutory trust. The Portfolio succeeded to the accounting and performance histories of its corresponding predecessor portfolio.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Portfolio's Manager. In conformity with the Portfolio’s stated policies, the Manager administers the Portfolio's business affairs and manages the Portfolio’s investment operations. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, New York Life Investments and its affiliates managed approximately $282.9 billion in assets.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolio. The Manager has delegated its portfolio management responsibilities for the Portfolio to Winslow Capital Management Inc. (“Winslow Capital”) and is responsible for supervising Winslow Capital in the execution of its responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Portfolio, except for the Independent Trustees, and all operational expenses that are not the Portfolio’s responsibility, including the fees paid to the Subadvisor. Pursuant to a Management Agreement with the Portfolio, the Manager is entitled to receive fees from the Portfolio, accrued daily and payable monthly.

For the fiscal year ended December 31, 2010, the Portfolio paid the Manager an effective management fee for services performed at the rate of 0.75% of the average daily net assets of the Portfolio.

A discussion regarding the basis for the Board's approval of the Management and Subadvisory Agreements for the predecessor Portfolio is available in the Annual Report of the predecessor Portfolio for the fiscal year ended December 31, 2010. A discussion regarding the basis for the Board's approval of the Management and Subadvisory Agreements for the Portfolio is available in the Fund's Semi-Annual Report for the period ending June 30, 2011.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolio. These services include calculating daily NAVs of the Portfolio, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from New York Life Investments' own resources which are not expected to exceed 0.25% (exclusive of 12b-1 fees) of the value of a Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolio on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolio will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolio, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolio of the Fund.

The Fund and its Management

Additional Information Regarding Voluntary Fee Waivers

Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time.

Effective July 1, 2010, the Manager has voluntarily agreed to waive $12,500 annually of its management fee for the MainStay VP Large Cap Growth Portfolio. This fee waiver is in addition to the management fee waiver which became effective on May 1, 2008, is voluntary, and may be discontinued by the Manager at any time.

Who Manages Your Money?

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolio. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of the Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions, including that the Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information on the Order.

Under the supervision of the Manager, Winslow Capital is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Winslow Capital is paid a monthly fee by the Manager out of its management fee, and not by the Portfolio. See the SAI for a breakdown of fees.

Winslow Capital is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investments recommends Subadvisors to the Fund's Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Winslow Capital has discretion to purchase and sell securities for the assets of the Portfolio in accordance with the Portfolio's investment objectives, policies and restrictions. Although Winslow Capital is subject to general supervision by the Fund's Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

Winslow Capital Management, Inc. is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly-owned subsidiary of Nuveen Investments, Inc. As of December 31, 2010, Winslow Capital managed approximately $17 billion in assets.

Portfolio Manager Biographies:

The following section provides biographical information about the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the SAI.

Justin H. Kelly, CFA

Mr. Kelly is a Senior Managing Director and portfolio manager/ analyst of Winslow Capital Management and has been with the firm since 1999. Mr. Kelly has been part of the Investment Management Team for the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Kelly graduated Summa Cum Laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA charterholder.

R. Bart Wear, CFA

Mr. Wear is a Senior Managing Director and portfolio manager/ analyst of Winslow Capital Management and has been with the firm since 1997. He has been part of the Investment Management Team for the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in Finance. He is also a Chartered Financial Analyst.

The Fund and its Management

Clark J. Winslow

Mr. Winslow has been a part of the Investment Management Team for the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Winslow has served as the Chief Executive Officer, Chief Investment Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 44 years of investment experience and has managed portfolios since 1975. Mr. Winslow has a BA from Yale University and an MBA from the Harvard Business School.

Purchase and Redemption of Shares

Fair Valuation, Market Timing, Investment in the Portfolio by Unaffiliated Insurance Companies and Retirement Plans, and Portfolio Holdings Disclosure

Determining the Portfolio's Share Prices ("NAV") and the Valuation of Securities

Shares in the Portfolio are offered and are redeemed at a price equal to their respective NAV per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.

The Portfolio generally calculates the value of its investments (also known as its NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Portfolio's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled Quarterly meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) The Portfolio may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios.

The Fund has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolio to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

The Portfolio currently does not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolio may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Fund's Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or the Portfolio's Subadvisor might have to maintain more of the Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term Owners.

Purchase and Redemption of Shares

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of the Portfolio's shares in order to protect long-term Owners of the Fund. The Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolio are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the Owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual Owners' transactions. The Fund's policy is that the Portfolio must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio to both monitor market timing within the Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio that the Fund determines not to be in the best interest of the Portfolio. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolio, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolio's procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolio's Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolio's objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolio, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolio, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of each Portfolio's portfolio holdings will be made public on the MainStay website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

In addition, disclosure of the Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Portfolio's quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Taxes, Dividends and Distributions

Taxes

The Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of the Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following ex-dividend date of the dividend. The Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The following financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an Owner would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the Portfolio has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

Effective April 29, 2011, the Portfolio, formerly a series of MainStay VP Series Fund, Inc., merged into a corresponding shell series of the Fund, a newly organized Delaware statutory trust (the "Reorganization"). Upon completion of the Reorganization, the share classes of the Portfolio assumed the performance, financial and other historical information of those of the corresponding predecessor portfolio. The Reorganization was not subject to shareholder approval under applicable law.

Financial Highlights

MainStay VP Large Cap Growth Portfolio

(Selected per share data and ratios)

		Year ended December 31,
Initial Class		2010		2009		2008		2007		2006
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$12.88	$$$	$9.19	$$$	$15.04	$$$	$12.39	$$$	$11.57
Net investment income (loss)(a)		(0.02)		0.00	‡	(0.01)		0.02		0.01
Net realized and unrealized gain (loss) on investments		2.10		3.69		(5.83)		2.63		0.83
Total from investment operations		2.08		3.69		(5.84)		2.65		0.84
Less dividends:
From net investment income		—		—		(0.01)		(0.00)‡		(0.02)
Net asset value at end of year		$14.96		$12.88		$9.19		$15.04		$12.39
Total investment return		16.15	%(b)	40.15	%(b)	(38.80)%		21.35%		7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		(0.16)%		0.00	%(c)	(0.05)%		0.11%		0.07%
Net expenses		0.80%		0.80%		0.76%		0.70%		0.79	%(d)
Expenses (before waiver)		0.81%		0.81%		0.78%		0.72%		0.81	%(d)
Portfolio turnover rate		98%		68%		111%		82%		96%
Net assets at end of year (in 000's)		$184,348		$230,769		$184,911		$266,473		$181,657
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)		Less than one-hundredth of a percent.
(d)		Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2006.

More information about the Portfolio is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolio. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMI-ANNUAL REPORTS

Provide additional information about the Portfolio’s investments and include discussions of market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at mainstayinvestments.com.

You can obtain information about the Portfolio (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Funds Trust

SEC File Number: 811-03833-01